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                                                                    Exhibit 10.5

                               GUARANTY AGREEMENT

      THIS AGREEMENT is made as of this 15th day of December, 2005, by the undersigned for the benefit of LYLE BERMAN FAMILY PARTNERSHIP, a Minnesota general partnership(herein, with its participants, successors and assigns, called "LENDER").

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender from time to time to make one or more loans or extend other financial accommodations at the discretion of the Lender to LAKES ENTERTAINMENT, INC., a Minnesota corporation and LAKES POKER TOUR, LLC, a Minnesota limited liability company (each a "BORROWER" and collectively the "BORROWERS"), each of the undersigned hereby guarantee(s) and agree(s) as follows:

      The undersigned hereby absolutely and unconditionally guarantee(s) to Lender the full and prompt payment when due (whether on demand or at a stated maturity or earlier by reason of acceleration or otherwise) of any and all present and future debts, liabilities and obligations owed to Lender by Borrowers; and the undersigned represent(s), warrant(s) and agree(s) that:

      1. The debts, liabilities and obligations guaranteed hereby (collectively referred to herein as the "Indebtedness") shall include, but shall not be limited to, debts, liabilities and obligations of the Borrowers arising out of Loan Agreement.

      2. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by Lender, or as to any renewals, extensions and refinancings thereof. Any adjudication of bankruptcy or death or disability or incapacity of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only prospectively, as to future transactions, as herein set forth.

      3. If the undersigned shall die, shall be or become insolvent or shall initiate or have initiated against the undersigned any act, process or proceeding under the United States Bankruptcy Code or any other bankruptcy, insolvency or reorganization law or otherwise for the modification or adjustment of the rights of creditors, then the undersigned will forthwith pay to Lender, the full amount of all Indebtedness then outstanding, whether or not any Indebtedness is then due and payable.

      4. Until all of the Indebtedness and the obligations of the undersigned hereunder have been paid in full, the undersigned (i) shall not have and waives any right or subrogation to any of the rights of Lender against Borrower, any other guarantor, maker or endorser, and waives its rights to

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any reimbursement, contribution, recourse and indemnity therefrom, (ii) waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and any other guarantor, maker or endorser, and (iii) waives any benefit of, and any other right to participate in, any collateral security for the Indebtedness or any guaranty of the Indebtedness now or hereafter held by Lender.

      5. If any payment received and applied by Lender to Indebtedness is thereafter set aside, recovered or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or such other person), the Indebtedness to which such payment was applied shall, for the purposes of this Guaranty, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had not been made.

      6. Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for Borrower. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this Guaranty has been revoked in accordance with Paragraph 2, Lender may enter into transactions resulting in the creation or continuance of Indebtedness and may otherwise agree, consent to, or suffer the creation or continuance of any Indebtedness, without any consent or approval by the undersigned and without any prior or subsequent notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or other disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon Indebtedness. The undersigned waive(s) any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor, dependent on its character as such.

      7. The undersigned waive(s) any and all defenses, claims, setoffs, and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or

                                       2
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unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction, and the undersigned expressly agree(s) that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Borrower or any of its assets. The undersigned will not assert against Lender any claim, defense or setoff available to the undersigned against Borrower.

      8. The undersigned waive(s) presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

      9. The undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the enforcement of this Guaranty.

      10. This Guaranty shall be enforceable against each person signing this Guaranty, even if only one person signs and regardless of any failure of other persons to sign this Guaranty or to otherwise guaranty any of the Borrower's debts, liabilities or obligations to Lender. All agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each and every particular with respect to the Guarantor and any other guarantors of the Indebtedness and shall be fully binding upon and enforceable against any or all such guarantors. This Guaranty shall be binding upon the undersigned, and the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lender and its respective participants, successors and assigns. Except to the extent otherwise required by law, this Guaranty and the transaction evidenced hereby shall be governed by the substantive laws of the State of Minnesota. If any provision or application of this Guaranty is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Guaranty shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Guaranty or in any other agreement between the undersigned and Lender shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Indebtedness. This Guaranty may not be waived, modified, invalidated, terminated or released or otherwise changed except by a writing signed by Lender. The Guaranty shall be effective whether or not accepted in writing by Lender and the undersigned waive(s) notice of the acceptance of this Guaranty by Lender.

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      IN WITNESS WHEREOF, the Guaranty has been duly executed and delivered by each the undersigned on the day and year first above written.

                                      GREAT LAKES GAMING OF MICHIGAN, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES JAMUL, INC.

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                       [SIGNATURE PAGE 1 OF 5 TO GUARANTY]

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                                      LAKES KEAN ARGOVITZ RESORTS -
                                      CALIFORNIA, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES SHINGLE SPRINGS, INC.

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES KAR - SHINGLE SPRINGS, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES GAME DEVELOPMENT, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                       [SIGNATURE PAGE 2 OF 5 TO GUARANTY]

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                                      LAKES NIPMUC, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES COVERDALE, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      PACIFIC COAST GAMING - SANTA ROSA, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      BORDERS LAND COMPANY, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                       [SIGNATURE PAGE 3 OF 5 TO GUARANTY]

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                                      LAKES KICKAPOO CONSULTING, LLC

                                      By: /s/ Timothy Cope
                                          -------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES KICKAPOO MANAGEMENT, LLC

                                      By: /s/ Timothy Cope
                                          -------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES IOWA CONSULTING, LLC

                                      By: /s/ Timothy Cope
                                          -------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES IOWA MANAGEMENT, LLC

                                      By: /s/ Timothy Cope
                                          -------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                       [SIGNATURE PAGE 4 OF 5 TO GUARANTY]

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                                      LAKES PAWNEE CONSULTING, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES PAWNEE MANAGEMENT, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                                      LAKES GAMING MISSISSIPPI, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                            Timothy Cope
                                      Its:  Chief Financial Officer
                                      Address:  130 Cheshire Lane
                                                Minnetonka, MN 55305

                       [SIGNATURE PAGE 5 OF 5 TO GUARANTY]